UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05128

THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

Alexandre de Takacsy, President

Banque Hottinger & Cie SA

Schutzengasse 30

CH-8001 Zurich

Switzerland

Registrant’s telephone number, including area code:	1-888-SWISS-00

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Brian A. Berris[1]

Director

David R. Bock[2]

Director

Jean-Marc Boillat

Director

Richard A. Brealey[2,3]

Director

Alexandre de Takacsy

President

Director

Claus Helbig[2,4]

Director

R. Clark Hooper[2]

Director

Paul Hottinguer

Director

Rudolf Millisits

Chief Executive Officer

Philippe R. Comby,

CFA, FRM

Chief Financial Officer

Vice President

Jennifer English

Secretary

Scott Rhodes

Assistant Treasurer

Patrick J. Keniston

Chief Compliance Officer

Director Emeritus

Eric R. Gabus[5]

Baron Hottinguer[5]

[1] Audit Committee Chair [2] Audit Committee Member [3] Pricing Committee Chair	[4] Governance/Nominating CommitteeChair [5] Non-remunerated

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to Groupe Banque Hottinger & Cie SA.

Groupe Banque Hottinger & Cie SA dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. Groupe Banque Hottinger & Cie SA has remained under the control of the Hottinger family through seven generations. Its headquarters are in Zurich with offices in Geneva, Sion, Basel, Brig and New York.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Overall Investment Strategy and Process

The goal of the Fund is to provide shareholders with broad exposure to the Swiss equity market and to returns based on long term capital appreciation through investments in Swiss companies that have the potential to provide sustainable returns. Management looks to achieve these goals by investing in companies whose growth profile is underestimated by the market or whose recovery potential is overlooked by other investors. These investment opportunities exist across various market capitalizations. The Fund invests in Swiss companies ranging from some of the largest global businesses to mid- and smaller-size companies that are less represented in the major Swiss indices, including private equity investments in early stage companies.

The investment approach of the Fund’s management is bottom-up driven by fundamental research on specific industries and companies’ products, services and business models. As part of the portfolio construction process, Fund management considers the market capitalization and risk return characteristics of portfolio companies to determine the range of weightings for each position. As a result, the screening and weighting process of the Fund’s holdings reflects the broader Swiss market.

In the recovery strategy, company-specific factors are the primary driver for stock selection. Positive industry trends can be a supporting factor that helps reduce company-specific risk, thereby enabling possible larger asset allocations to these positions.

Similarly, in the undervalued growth strategy, an expected expansion in a specific company‘s market share is a primary driver for stock selection. However, if a company is active in an overall growing market, the risk-return profile of the investment is improved, and Fund management may consider a greater asset allocation to the company.

Management believes that its stock selection process, which is based on fundamental analysis of specific companies’ business developments, will add value to the Fund’s portfolio. This is a long term investment approach, especially when investing in mid- and smaller-size companies where it usually takes more time for a company’s success to attract the attention of investors.

Investment Results

SWZ Performance (U.S. Dollars as of December 31, 2013)
	Market Value Performance	Net Asset Value Performance
1 Year	33.1%	28.2%
5 Years (annualized)	9.5%	8.4%
10 Years (annualized)	8.5%	7.8%

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Portfolio Composition

(All percentages are as of the year-ended December 31, 2013)

Strategies, sector and industry group exposure

During the last quarter of the year under review, there were no significant changes in the exposure of the Fund’s portfolio to the different strategies or market capitalizations, with the exception of some profit taking in the recovery strategy for purposes of funding part of the payment of the Fund’s annual distribution to stockholders. These transactions included trimming the Fund’s positions in Weatherford, Panalpina, DKSH, Credit Suisse and the elimination of the Fund’s position in Biotie.

The large pharmaceutical companies, Roche and Novartis, remain on the path of high single digit earnings growth. These companies should be able to offset upcoming patent expirations with recently approved products or product line extensions along with promising drug candidates. In Management’s view, their valuations, which are in line with the broader Swiss or U.S market, does not give them full credit for their consistency and low expected volatility. Together with the food and beverage and luxury goods companies (e.g., Swatch and Richemont), the large capitalization pharmaceutical industry is the primary component of the Fund’s undervalued growth strategy, which is the largest strategy exposure with 44.6% of the Fund’s assets.

The second largest strategy exposure in the Fund has been to recovery mid- and small-capitalization companies, which comprise 21.2% of the portfolio. These holdings reach across multiple sectors like healthcare, industrials and financials, and include some of the best performers of the year (e.g., Nobel Biocare, Meyer Burger and Panalpina).

Some of the Fund’s longer-term holdings, including Lindt, Belimo and Burckhardt Compression, are part of the Fund’s undervalued growth mid- and small-capitalization strategy, which comprises 16.7% of the Fund’s assets. The companies in this strategy have a relatively clear path to sustainable growth because of their ability to gain market share and their presence in growing end markets.

Finally, the smallest category in terms of percentage of Fund assets is the recovery large capitalization strategy with 11.0%. International banking institutions like UBS and Credit Suisse, as well as global industrial companies like ABB fit into this strategy. Due to their market positioning and the stage of development of their respective industries, these companies are focusing on improving profitability in order to increase their added market value. Their business strategy is to spend resources and management attention on increasing returns on capital. This approach is justified by the high level of competition in their respective industries, an environment that tends to push economic returns towards zero.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Throughout the different strategies and on average during the year, the Fund’s portfolio was comprised of fewer than thirty stocks outside of the Fund’s investments in illiquid securities, including the two limited partnership investments. Management believes this portfolio composition reflects its investment approach to owning high conviction stocks based on a strong bottom-up investment process.

Macro factors exposure

Investment in the mid- and small-capitalization segment of the market entails higher exposure to trading liquidity risk. This factor tends to push the valuations of these stocks to a discount as investors become more risk adverse, such as during periods of rising concern over strong global deflationary forces. The recovery strategy also carries certain risk, as these companies are more vulnerable than the rest of the portfolio to the volatility of global economic growth. On the other side, Fund management believes stocks fitting into the recovery strategy should benefit over-proportionally from an increase in long term interest rates and a steepening of the yield curve brought on by economic expansion.

In terms of geographic exposure, the United States, as the biggest consumer of drugs and medical services, remains critical for the Swiss healthcare sector. The country spends USD 6,500 per person, which is the highest of all the member countries of the Organisation for Economic Co-operation and

Development (almost three times as much as Japan and twice as much as Germany). The United States spends 18% of its gross domestic product (GDP) on healthcare, compared to 11% in other high income countries. The good news for the Swiss pharmaceutical companies is that drug costs are only about 10% of that total spending while hospital care is about 30%. The Swiss players in this space are active mostly in high unmet medical needs, which are somewhat isolated against price deflation or consumer push back. Nonetheless, the evolution and implementation of the Affordable Healthcare Act and the sustainability of Medicare spending will have to be monitored closely.

Performance Analysis

(Returns are total returns in Swiss francs for the year ended December 31, 2013 for the days the sector or the stock was held in the portfolio, if not otherwise specified)

The Fund’s net asset value total return in USD was 28.2%. The Fund’s performance compares well with the broad Swiss market as reflected by a total return in USD of 26.4% by the iShares MSCI Switzerland. The Fund’s total return, however, was hampered by the allocation to private equity, as this sector underperformed the rest of the portfolio as a result of negative adjustments to the valuation of certain direct holdings, despite certain positive developments in the two limited partnership investments.

After a strong showing during the first nine months of the year, the mid- and small-

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

capitalization companies in the growth recovery areas of the market, not surprisingly, went through a profit taking phase in November, but regained most of the lost ground towards the end of December.

Looking at the individual total returns, the Fund’s portfolio included most of the Swiss market outperformers for the year. The top seven total return performers in the Fund’s portfolio were found in the recovery mid- and small-capitalization strategy. Some of the work that management (in most instances, new management) of these companies has implemented over the past two years is bearing fruit. A more stable economy in 2013 also helped accelerate these companies’ recoveries. For example, Actelion produced a 76.31% return, contributing 1.9% to the performance of the Fund. Panalpina returned 58.1% for the year, contributing 1.39% to the Fund’s performance.

The greatest contributors to the Fund’s performance were in the pharmaceutical industry, which makes up the largest part of the Fund’s undervalued growth strategy. Roche led this field by adding 5.6% to the Fund’s performance, which is attributed in part to the large position weighting but also to an impressive 40.1% total return. Novartis had a more modest return of 28.5%, but its contribution of 2.7% to the Fund’s performance was the second best in the portfolio due to the large size of the position (an average weight of 9.8% for the year).

The difference in performance for the year between these two blue chips is explained by the quality of Roche’s fundamentals. The ability of Roche to develop “first in class” and “best in class” drugs has positioned the company as the leader in certain main disease areas, such as oncology, ophthalmology, infectious disease and neurosciences. The success rate in developing new classes of drugs with potential blockbuster opportunities has been increasingly important over the past years for the industry. Roche has been very innovative and has been able to protect its franchise and rejuvenate its product pipeline in several therapeutic indications. Roche’s recent announcement to increase its manufacturing capacity also is a positive sign of management’s optimistic view.

On the weaker side, returns on Holcim and Syngenta in the material sector underperformed compared to the Fund’s overall portfolio return, with the sector only contributing 0.4% for the year. Holcim lagged its peers during the year mostly because of its less favorable geographical exposure. The company did not fully benefit from the U.S. recovery and was penalized by its significant activities in India, a market still plagued by overcapacity. Syngenta, after posting a strong return in 2012, underperformed its peers in the seed business and was negatively affected in crop protection sales by lower crop prices during 2013.

The financial sector provided a relatively strong contribution to the performance of the

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Fund. Swiss Life was the main contributor due to its strong return for the year (+57.3%) despite a lower average portfolio weighting than other members of the sector, including UBS and Credit Suisse.

In the large capitalization segment of the market, several holdings that fit into the recovery strategy underperformed during the year, including ABB, UBS and Credit Suisse. After a strong second quarter, the large Swiss banks were negatively affected by higher legal costs of their legacy businesses and a reduction in gross margins in wealth management. In addition, net new money flows and the overall cost-to-income ratio were negatively impacted by lower client activity. The higher than expected cyclicality of the wealth management business led investors, including Fund management, to view the long term potential of this business in a more critical way. Management will monitor closely the evolution of the gross margins of the wealth management segments of the Swiss banks to assess the change in business mix away from off-shore private banking, a premium priced business in decline due to the weakening of Swiss banking secrecy.

The ABB investment case is a good example of ways to identify triggers for inclusion in the Fund’s recovery strategy, but also of how timing can be quite a challenge. ABB gave confidence to investors when the company’s new CEO and CFO came on board recently and laid out a comprehensive business strategy, focused on synergies between divisions and elaborated clearly on ways to increase return on invested capital. In addition, throughout the year, the trend in margins was improving and pricing pressure was clearly alleviating, explaining the strong performance of the stock (+29.3% for the year). However, the company recently disclosed that it had to take additional charges for the problem child in its portfolio: the power system division. The reasons were legacy issues and excess capacity created by even lower business activity than recently expected. In the ABB investment case, the recovery is now being clearly delayed. The sheer complexity of ABB’s mix of businesses is a hurdle to a larger portfolio allocation to the stock, but the footprint of the company and the quality of the automation business partially offset this negative aspect.

Fund management focuses on identifying a set of company- and industry-specific factors that can drive stock returns. The results of the examination of periodic earnings releases are used to update the development of factors and their impact on where a company fits in the Fund’s overall strategy. After the establishment of strong stock performance, the business developments of a company are monitored to assess the durability of those returns. Specifically for the recovery strategy, an analysis is done to determine if a company can transition from the recovery stage to a more stable profitable growth phase. If this transition is not taking place, Fund management will examine a potential sale of the position.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

The Fund’s sector and industry performance is illustrated in the following table using contribution analysis. Each sector’s total return is weighted by the Fund’s average exposure to the sector in question for the period to derive the contribution of the sector to the Fund’s overall performance.

GICS Sectors[1]	SWZ Schedule of Investments by Industry Grouping[2]	Total Return % Year-to- date (12/31/2013)[3,4]	Average Weight in % Year-to-date (12/31/2013)[3]	Performance Contribution in % Year-to-date (12/31/2013)[3]
Health Care	Pharmaceuticals, Biotechnology, Medical Technology	42.8	34.9	12.9
Industrials	Industrial Goods & Services	28.7	15.2	4.1
Financials	Banks, Insurance, Financial Services	26.2	12.5	3.7
Consumer Staples	Food & Beverage	17.1	13.1	2.6
Consumer Discretionary	Personal & Household Goods, Retailers	19.9	5.4	1.1
Energy	Energy	32.2	4.1	0.7
Information Technology	Technology	27.3	0.8	0.5
Materials	Chemical, Construction & Material	-1.2	5.1	0.4

[1]     Industry sector group levels are provided by the Global Industry Classification Standard (GICS). All GICS data is provided “as is” with no warranties.

[2]     Grouping by industry is used for portfolio management and compliance tests purposes.

[3]     Private equity investments are not included in this analysis.

[4]     Cumulative returns for the days held in the portfolio.

Private Equity

Zurmont Madison Private Limited Partnership, one of the Fund’s two investments in private equity funds and its largest overall allocation to private equity, developed positively during the period. The buy-out investments in industrial and business services companies held by Zurmont continue to show progress and first exits are planned to be realized in 2014, depending on the level of deal activity and market conditions. Aravis Biotech II Limited Partnership, the Fund’s other private equity fund investment, also developed positively during the period.

With regard to the Fund’s private equity holdings, in some cases valuations have been impacted negatively as a consequence of the need to raise additional capital and company-specific events that have affected operations. The performance of these illiquid investments will also depend on overall market conditions and investors’ appetite for riskier assets.

Macro-Economic Insights

2013 started off with the appearance of strengthening support from central banks, as the U.S. Federal Reserve had just inaugurated its third round of quantitative

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

easing. A reinforcement of the ongoing dependency between the level of monetary interventions and global equity markets occurred. Moreover, none of the concerns related to the U.S. fiscal cliff or the political situations in Germany or Italy materialized, while China’s economic growth surprised on the upside later in the year within the context of the worldwide inflation rate staying under control.

The economic recovery of the Eurozone accelerated at the end of 2013. The Eurozone PMI (Purchasing Managers’ Index) continued to point to an expansionary environment, with a 53.2 composite reading in January driven by manufacturing activity as production advanced to its fastest pace since May 2011. Furthermore, new orders rose for a sixth successive month. Growth picked up in Germany and the rate of decline eased in France, while the rest of the region also saw a strengthening upturn. The economic downturn in the periphery countries of the Eurozone also seems to be coming to an end. Consumer confidence continued to improve, signaling a favorable environment for private consumption, which was reflected in the latest retail sales data and consistent with more spending in durable goods. Mario Draghi, President of the European Central Bank (ECB), also reiterated his dovish stance and noted that monetary policy will remain accommodative for as long as necessary, while the ECB’s November interest rate cut showed his willingness to act on a data-driven basis. The region’s framework towards implementing a fiscal union has also begun to take shape after the approval of the Single Supervisory Mechanism (SSM) and recent approval of the Single Resolution Mechanism (SRM). The SSM gives the ECB supervisory authority over 130 systematically important banks, representing more than 85% of total European banking assets. The Asset Quality Review is a key component to the SSM/SRM mechanisms, and is required before the ECB will undertake supervisory banking authority in the fourth quarter of 2014. Despite improving macro-economic fundamentals and a more aligned political environment, the region’s transmission mechanism continues to struggle as private loan growth remains on a declining trend. On the inflation front, the Eurozone’s consumer price index (CPI) rate stabilized at very subdued levels caused by insufficient aggregate demand, rather than being caused by high productivity or positive supply-side shocks. Real GDP is projected to decline by 0.4% in 2013, increasing by slightly more than 1% in 2014 and 1.4% in 2015. A significant amount of slack in the economy is expected to persist and the recovery process will be gradual.

Swiss economic conditions continued to improve in the second half of 2013, with Swiss GDP exceeding its pre-crisis level by about 5%. Swiss economic growth continued to look robust when compared to Europe’s economic development. This positive economic backdrop was driven by domestic demand, while the anticipated positive recovery in the export industry finally materialized. Services progressed significantly, helped by the sustained activity in the

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

construction sector, where the growth of mortgage loans has outpaced GDP growth for several years. The housing market continued to move higher with prices rising 4.6% year-over-year in the last quarter of 2013. However, the Swiss National Bank (SNB) repeatedly stressed the real estate market’s risk to financial stability. As a result, the Swiss government implemented countercyclical capital measures to curb real estate market development in 2013. Following the solid estimated GDP growth of 1.9% in 2013, the Swiss government expects growth to accelerate to 2.3% in 2014 and 2.7% in 2015, as there are good prospects for a strengthening economic upturn in Switzerland over the next two years. The SNB expects a growth rate of around 2.0% in 2014, while UBS revised upward its Swiss growth outlook for 2014 and 2015 to 2.1% and 2.4%, respectively, resulting from a more constructive assessment of Swiss consumer demand. From a business activity perspective, Swiss PMI continued to signal economic expansion, remaining at an elevated level in December (53.9), while correcting from the previous month (56.5) on the back of a weaker production’s sub-index. On a positive note, the most forward-looking backlog of component orders remained very encouraging. Moreover, the Swiss Economic Institute (“KOF”) economic barometer (one or two quarters ahead of the GDP growth rate of the previous year) surprised positively, reaching a two-year high and confirming a solid business climate underlying the improved momentum with the key Swiss industries.

On the monetary front, the SNB’s reserves remained around CHF 430 billion, largely unchanged at year-end. From a foreign exchange standpoint, the U.S. dollar is expected to strengthen against the Swiss franc in 2014 after the latter appreciated by 2.5% against the U.S. dollar, while depreciating by 1.6% versus the euro in 2013. After two years of negative inflation rates, the CPI rate is expected to move back to positive territory in 2014 driven by services prices generally as well as rent prices. However, December CPI contracted -0.2% month-over-month due to lower oil prices. Consequently, no inflation risks can be identified for Switzerland in the foreseeable future. Boding well for Switzerland’s momentum of economic growth, M3 money supply grew 7.6% year-over-year in December. SNB President Thomas Jordan reaffirmed the necessity to preserve the Swiss franc/euro exchange rate floor in case renewed tension on the sovereign market in the Eurozone is expected to materialize. As a result, the exchange rate cap of 1.20 EUR/CHF is likely to remain in place in the coming months without inflationary pressures in Switzerland and disinflationary trends in the Eurozone.

Market outlook

While deflationary risks remain, as highlighted recently by the International Monetary Fund, they seem to be receding. The United States should have less fiscal drag into 2014 compared to 2013, as the budget situation is improving and financial assets should not be affected too adversely by the

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

Federal Reserve’s limited slowdown in debt purchases. In addition, the U.S. real estate market is expected to stay strong. Europe, despite a less favorable liquidity situation than the United States (central bank balance sheet shrinkage, increase in current account surplus and tepid credit growth), is showing signs of recovery from a very low base. If the global economic situation continues to improve, the potential for higher interest rates should provide a good environment for value investing, encompassing small caps and higher risk assets. This scenario is supportive for the equity asset class, but expanded stock valuations and the length of the current bull market could result in high selectivity from investors and therefore a decrease in stock returns cross correlations. This should be a good environment for active management of an investment portfolio.

On the other side, this consensus view of better global economic growth is challenged by China’s transformation towards more balanced development triggered, in part, by the diminishing returns of capital stock. The need for China to reduce its excess credit expansion is creating an increase in bond yields for Chinese issuers and a reduction in monetary expansion. It is also interesting to observe how the U.S. current account deficit is shrinking since 2006, both in absolute

terms and in percentage of GDP. This development is reducing the liquidity the United States produces for the rest of the world. This trend could be exacerbated by the phasing out of the Federal Reserve’s quantitative easing program and merits close monitoring.

In a scenario of disappointing global growth, lower risk free yields in developed economies are to be expected which, in the equity markets, would favor high quality growth stocks. Fund management believes the Fund’s portfolio is well positioned to face these uncertainties through exposure to companies in both the recovery and undervalued growth strategies.

Sincerely,

Alexandre de Takacsy

President

Rudolf Millisits

Chief Executive Officer

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2013. Information is presented separately with respect to Directors who have been determined to be non-interested Directors and Directors who are interested Directors under the Investment Company Act of 1940, as amended.

Class I Non-Interested Directors (Terms Will Expire in 2016)
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Jean-Marc Boillat Age: 71	Director (2005); and Member of the Governance/ Nominating Committee (2005) and the Pricing Committee (2009 to 2011 and since 2012)	Former CEO, Tornos-Bechler S.A., Moutier; Former Ambassador of Switzerland in various countries, including Lebanon, Cyprus, Angola, Mozambique and Argentina	None	3,000 $10,001-$50,000
R. Clark Hooper Age: 67	Director (2007); and Member of the Audit Committee (2007) and the Governance/ Nominating Committee (2007)	President of Dumbarton Group LLC (regulatory consulting) from 2003 to 2007; Various positions, including Executive Vice President of Regulatory Policy and Oversight (2002-2003) and Strategic Programs (1992-2002) of the National Association of Securities Dealers, Inc. (currently, Financial Industry Regulatory Authority, Inc.) from 1972 to 2003	Director (71 funds) and Chair (65 funds) of certain funds in the American Funds fund complex; Director of JP Morgan Value Opportunities Fund since 2005; Member of the Executive Committee and Board of Trustees of Hollins University (VA); and Trustee of Children’s Hospital of Philadelphia (PA)	1,485 $10,001-$50,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (continued)

Class II Non-Interested Directors (Terms Will Expire in 2014)
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Samuel B. Witt, III, Esq. Age: 78	Director (1987) and Chairman of the Board of Directors (2006); and Member of the Governance/ Nominating Committee (2002)	Samuel B. Witt, III, Attorney-at-Law	Trustee of The Williamsburg Investment Trust (11 funds)	6,396 $50,001-$100,000
Claus Helbig Age: 72	Director (2008); Member (2008) and Chair (2013) of the Governance/ Nominating Committee; and Member of the Audit Committee (2009) and the Pricing Committee (2009)	Attorney-at-Law; Member of the Supervisory Board of: Audi AG (Ingolstadt) from 1998 to 2008, Bankhaus August Lenz & Co. AG (Munich) (Chairman) since 2002, GLL Real Estate Partners GmbH (Munich) (Chairman) since 2001, and HCM Capital Management AG (Munich) (Vice-Chairman) from 2004 to 2010; Member of the European Advisory Board of Booz Allen Hamilton from 2003 to 2011; and Member of the Global Advisory Board of Millennium Associates, Zug/CH from 2007 to 2010; Director of Leo Capital Growth SPC (Ireland) since 2007; Director of Societé Horlogère Reconvilier AG, Zug/Suisse since 2011	None	1,000 $10,001-$50,000
Richard Brealey Age: 77	Director (1987 to 1996 and since 2009); Member (2009) and Chair (2012) of the Pricing Committee; and Member of the Governance/ Nominating Committee (2009) and the Audit Committee (2012)	Emeritus Professor London Business School (LBS); Full-time faculty member LBS from 1968 to 1998; Special Advisor to the Governor of the Bank of England 1998-2001	Director of the HSBC Investor Funds from 2004 to 2008	14,628 Over $100,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (continued)

Class III Non-Interested Directors (Terms Will Expire in 2015)
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Brian A. Berris Age: 69	Director (2012); Member and Chair (2013) of the Audit Committee; and Member of the Governance/ Nominating Committee (2012)	Partner, Brown Brothers Harriman & Co. since 1991; Member of the Audit Committee of Brown Brothers Harriman & Co.; Director and Member of the Audit Committee of Brown Brothers Harriman Trust Company (Cayman) Limited; Member of the Pension Investment Committee of Brown Brothers Harriman & Co.	None	5,000 $50,001-$100,000
David R. Bock Age: 70	Director (2010); and Member of the Governance/ Nominating Committee (2010), the Pricing Committee (2010) and the Audit Committee (2012)	Managing Partner, Federal City Capital Advisors since 1997; Interim CEO, Oxford Analytical, January to June 2010; Executive Vice President and Chief Financial Officer of I-trax, Inc. (health care services) from 2004 to 2008; Managing Director of Lehman Brothers from 1992 to 1995; Executive at The World Bank from 1974 to 1992	Director of the Pioneer Funds (53 portfolios) since 2005; Director and Member of the International Advisory Board of Oxford Analytica (political and economic consulting) since 2008; Director of Enterprise Community Investment (private investment company) from 1985 to 2010; Director of New York Mortgage Trust from 2004 to 2008 and since 2012; Director of I-trax, Inc. from 2000 to 2004	5,389 $50,001-$100,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (concluded)

Class I Interested Director (Term Will Expire in 2016)
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Alexandre de Takacsy[3] Age: 84	Director (1987 to 1994 and since 1998); and President (2009)	Vice Chairman of the Board, Director, Secretary and Member of the Investment Committee of HCC; Senior Advisor to the Hottinger Group and President of Hottinger U.S., Inc. (“HUS”) until December 2004; Retired Senior Executive, Royal Bank of Canada	None	1,143 $10,001-$50,000

Class III Interested Director (Term Will Expire in 2015)
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Paul Hottinguer[3] Age: 71	Director (1989)	Vice Chairman of the Board and Director of HCC; AXA International Obligations (finance) since 1996; Managing Director: Intercom (holding company) since 1984; Administrator: Investissement Provence SA (holding company) since 1996; Permanent Representative: Credit Suisse Hottinguer to Provence International (publicly held French mutual fund), Credit Suisse Hottinguer to CS Oblig Euro Souverain (mutual fund); Censor – Provence Europe (mutual fund); Credit Suisse Hottinguer to PPC; Credit Suisse Hottinguer to Croissance Britannia (investment fund); Credit Suisse Hottinguer to Harwanne Allemagne; General Partner: Hottinger et Cie (Zurich) until December 2007; President: Gaspee (real estate) from 1992 to 2006; Financière Hottinguer (holding company) from 1990 to 2002; Financière Provence Participations (venture capital firm) from 1990 to 2002; Finaxa (finance) from 1982 to 2004; Financière Hottinguer to CS Institutions Monetaire (mutual fund) from 1990 to 2002; Financière Hottinguer to CS Court Terme (mutual fund) from 1990 to 2002	Director of HUS until December 2004	11,433 Over $100,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Executive Officers

The following table sets forth certain information about each person currently serving as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. All information presented in the table is as of December 31, 2013.

Executive Officers[4]
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Officer During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Rudolf Millisits Age: 55	Chief Executive Officer (2009); Senior Vice President (2000); and Treasurer and Chief Financial Officer (2002 to 2012)	Chief Executive Officer and President (since June 2011), Chief Compliance Officer (since October 2004), Chief Operating Officer (since December 1998), Assistant Secretary (since August 1995) and Portfolio Manager and Member of Investment Committee (since September 1994) of HCC; Chairman, Chief Executive Officer and Director (since December 2004) of HUS; Manager (since 2012), President, Chief Financial Officer and Chief Compliance Officer of Hottinger Brothers LLC (since 2004); Director of Hottinger Investment Managers S.A. (from April 2008 to July 2011); Director of Hottinger Asset Management AG (Zurich) (from February 2008 to November 2012)	N/A	13,101 Over $100,000
Philippe R. Comby, CFA, FRM Age: 47	Chief Financial Officer (2012) and Vice President (2000)	Senior Vice President (since 2002), Treasurer (since 1997) and Portfolio Manager and Member of Investment Committee (since 1996) of HCC; Manager (since 2012), Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC (since 2004); Director, President and Secretary (since December 2004) and Vice President (until December 2004) of HUS; Director of Spineart SA (since 2011); Director of Hottinger Investment Managers S.A. (from April 2008 to July 2011)	N/A	4,965 $50,001-$100,000
Jennifer English Citi Fund Services 100 Summer Street 15th Floor Boston, Massachusetts 02110 Age: 41	Secretary (2013)	Senior Vice President, Citi Fund Services Ohio, Inc. (since 2005)	N/A	None

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Executive Officers (concluded)

Executive Officers[4]
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Officer During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Patrick J. Keniston Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101 Age: 50	Chief Compliance Officer (2008)	Director, Foreside Compliance Services since October 2008	N/A	None
[1]	The Address for each Director and executive officer, unless otherwise noted, is c/o Hottinger Capital Corp., 1270 Avenue of the Americas, Suite 400, New York, New York 10020.
[2]

All Directors and executive officers as a group (13 persons) owned 67,540 shares which constitutes less than 1.00% of the outstanding Common Stock of the Fund. Share numbers in this Annual Report have been rounded to the nearest whole share.

[3]	Indicates “Interested Person,” as defined in the 1940 Act. Alexandre de Takacsy and Paul Hottinguer are Interested Persons because of their current positions with HCC.
[4]	Each executive officer serves on a year-to-year basis for an indefinite term, until his or her successor is elected and qualified.

THE SWISS HELVETIA FUND, INC.

Review of Operations

Trading activity for the year ended December 31, 2013 involved changes in the following positions:

New Investments by the Fund

Basilea Pharmaceutica AG

DKSH Holding, Ltd.

Emmi AG

Evolva Holding SA

Galenica AG

Lonza Group AG

Meyer Burger Technology AG

Nobel Biocare Holding AG

Panalpina Welttransport Holding AG

Schweizerische National-Versicherungs-Gesellschaft AG

Swatch Group AG

Tecan Group AG

Weatherford International, Ltd.

Additions to Existing Investments

ABB, Ltd.

Actelion, Ltd.

Aravis Biotech II – Limited Partnership

Belimo Holding AG

Burckhardt Compression Holding AG

Lindt & Sprungli AG

Novartis AG

SelFrag AG, Class A

UBS AG

Zurmont Madison Private Equity, Limited Partnership

Securities Disposed of

Addex Pharmaceuticals, Ltd.

Adecco SA

Allreal Holding AG

Biotie Therapies Oyj

Dufry AG

Geberit AG

Givaudan SA

Holcim, Ltd.

OC Oerlikon Corp. AG

SGS SA

Sulzer AG

Swiss Re AG

Transocean, Ltd.

Xstrata PLC

Zurich Financial Services AG

Reductions in Existing Investments

Compagnie Financiere Richemont SA

Credit Suisse Group AG

Nestle SA

Roche Holding AG

Schindler Holding AG

Swiss Life Holding AG

Syngenta AG

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 95.76%

Banks — 7.56%

343,000	Credit Suisse Group AG Registered Shares	$10,517,355	2.23%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management.
	(Cost $7,879,963)

1,322,750	UBS AG1 Registered Shares	25,165,492	5.33%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management.
	(Cost $17,930,433)

		35,682,847	7.56%

Biotechnology — 12.54%

291,000	Actelion, Ltd.[1] Registered Shares	24,654,916	5.22%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs.
	(Cost $15,686,198)

63,800	Basilea Pharmaceutica AG Registered Shares	7,561,163	1.60%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems.
	(Cost $4,406,681)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

3,457,000	Evolva Holding SA2 Registered Shares	$3,848,237	0.82%
	Discovers and provides innovative, sustainable ingredients for health, nutrition and wellness.
	(Cost $2,760,399)

10,650	Galenica AG Registered Shares	10,753,584	2.28%
	Manufactures and distributes pharmaceutical products for the treatment of iron deficiency worldwide. Operates drug stores and drug distribution in Switzerland.
	(Cost $10,665,953)

105,900	Lonza Group AG Registered Shares	10,073,807	2.13%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. Operates production sites in Europe, the United States, and China.
	(Cost $7,799,793)

3,029	NovImmune SA2,3 Common Shares	2,309,172	0.49%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders.
	(Cost $1,551,109)

		59,200,879	12.54%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Chemicals — 2.83%

33,405	Syngenta AG Registered Shares	$13,341,717	2.83%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers.
	(Cost $11,470,773)

		13,341,717	2.83%

Construction & Materials — 0.84%

1,435	Belimo Holding AG Registered Shares	3,969,303	0.84%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment.
	(Cost $2,075,165)

		3,969,303	0.84%

Energy — 1.32%

402,655	Weatherford International, Ltd.[2] Registered Shares	6,247,978	1.32%
	Provides equipment and services used for the drilling, completion, and production of oil and natural gas wells. Offers drilling and intervention services, completion systems, artificial lift systems, and compression services.
	(Cost $4,641,323)

		6,247,978	1.32%

Food & Beverages — 15.14%

12,050	Emmi AG Registered Shares	3,705,712	0.79%
	Swiss producer of dairy products and a variety of fruit juices.
	(Cost $3,492,370)

No. of Shares	Security	Fair Value	Percent of Net Assets

Food & Beverages — (continued)

344	Lindt & Sprungli AG1 Registered Shares	$18,605,049	3.94%
	Major manufacturer of premium Swiss chocolates.
	(Cost $10,344,918)

669,000	Nestle SA1 Registered Shares	49,120,931	10.41%
	Largest food and beverage processing company in the world.
	(Cost $13,040,757)

		71,431,692	15.14%

Industrial Goods & Services — 15.58%

639,700	ABB, Ltd.[1] Registered Shares	16,888,914	3.58%
	One of the largest electrical engineering firms in the world. Active in industrial automation and in power transmission and distribution.
	(Cost $13,633,538)

8,160	Bucher Industries AG Registered Shares	2,376,387	0.50%
	Manufactures food processing machinery, vehicles, and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment.
	(Cost $1,616,237)

29,100	Burckhardt Compression Holding AG Registered Shares	12,793,726	2.71%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage.
	(Cost $8,805,565)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

162,270	DKSH Holding, Ltd. Registered Shares	$12,644,416	2.68%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product.
	(Cost $13,230,373)

408,000	Meyer Burger Technology AG2 Registered Shares	4,862,877	1.03%
	Supplies systems and produces equipment to the photovoltaic, semiconductor and optoelectronic industries. Produces equipment to build integrated solar systems.
	(Cost $2,386,608)

109,890	Panalpina Welttransport Holding AG1 Registered Shares	18,472,542	3.91%
	One of the largest transporters of freight by air and ship, and offers warehousing and distribution services.
	(Cost $12,163,543)

37,263	Schindler Holding AG Registered Shares	5,501,357	1.17%
	Manufactures, installs, and maintains elevators used in airports, subway stations, railroad terminals, shopping centers, cruise ships, hotels and office buildings.
	(Cost $5,162,813)

		73,540,219	15.58%

No. of Shares	Security	Fair Value	Percent of Net Assets

Insurance — 3.18%

30,400	Schweizerische National-Versicherungs-Gesellschaft AG Registered Shares	$2,196,211	0.47%
	Offers insurance products in Europe, including reinsurance, health, transport, legal, technical, accident, travel, automobile, fire and theft insurance.
	(Cost $2,087,343)

61,300	Swiss Life Holding AG Registered Shares	12,765,233	2.71%
	Provides life insurance and institutional investment management.
	(Cost $7,687,987)

		14,961,444	3.18%

Medical Technology — 4.88%

168,000	Kuros Biosurgery AG2,3 Common Shares	755,608	0.16%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications.
	(Cost $2,516,639)

965,000	Nobel Biocare Holding AG1 Registered Shares	15,082,363	3.20%
	Develops and produces dental implants and prosthetics.
	(Cost $9,527,681)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Medical Technology — (continued)

3,731	Spineart SA2,3 Common Shares	$1,999,600	0.42%
	Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,329)

43,700	Tecan Group AG Registered Shares	5,183,955	1.10%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories.
	(Cost $4,028,079)

		23,021,526	4.88%

Personal & Household Goods — 5.34%

151,850	Compagnie Financiere Richemont SA1 Bearer Shares	15,161,950	3.21%
	Manufactures and retails luxury goods. Produces jewelry,watches, leather goods, writing instruments, and men’s and women’s wear.
	(Cost $9,157,841)

89,100	Swatch Group AG Registered Shares	10,058,627	2.13%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques.
	(Cost $8,559,519)

		25,220,577	5.34%

No. of Shares	Security	Fair Value	Percent of Net Assets

Pharmaceuticals — 26.55%[5]

606,750	Novartis AG1 Registered Shares	$48,575,476	10.29%
	One of the leading manufacturers of branded and generic pharmaceutical products.
	(Cost $15,606,446)

273,700	Roche Holding AG1 Non-voting equity securities	76,692,011	16.26%
	Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious, autoimmune, and for other areas including dermatology and oncology.
	(Cost $30,915,768)

		125,267,487	26.55%

	Total Common Stocks (Cost $263,455,144)	451,885,669	95.76%

Preferred Stocks — 1.28%

Biotechnology — 0.78%

8,400	Ixodes AG, Series B2,3,4 Preferred Shares	1,291,901	0.27%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of lyme disease after a tick bite.
	(Cost $2,252,142)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stocks — (continued)

Biotechnology — (continued)

3,162	NovImmune SA, Series B2,3 Preferred Shares	$2,410,565	0.51%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders.
	(Cost $2,062,307)

		3,702,466	0.78%

Industrial Goods & Services — 0.20%

442,617	SelFrag AG, Class A2,3,4 Preferred Shares	935,650	0.20%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology.
	(Cost $1,838,064)

		935,650	0.20%

Medical Technology — 0.30%

83,611	EyeSense AG, Series C2,3,4 Preferred Shares	1,411,990	0.30%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients.
	(Cost $3,007,048)

		1,411,990	0.30%

	Total Preferred Stocks (Cost $9,159,561)	6,050,106	1.28%

No. of Shares	Security	Fair Value	Percent of Net Assets

Private Equity Limited Partnerships — 3.85%

Biotechnology Venture — 0.50%

	Aravis Biotech II - Limited Partnership[2,3,4] (Cost $2,750,654)	$3,084,787	0.65%

Industrial Buy-Out — 2.95%

	Zurmont Madison Private Equity, Limited Partnership[2,3,4] (Cost $13,357,849)	15,067,184	3.20%

	Total Private Equity Limited Partnerships (Cost $16,108,503)	18,151,971	3.85%

	Total Investments* (Cost $288,723,208)	476,087,746	100.89%

	Other Assets Less Other Liabilities, net	(4,199,310)	-0.89%

	Net Assets	$471,888,436	100.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2013

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Illiquid. There is not a public market for these securities. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. Restricted Securities are not registered under the Securities Act of 1933, as amended. At the end of the period, the aggregate Fair Value of these securities amounted to $29,266,457 or 6.20% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007 – November 25, 2013	$2,750,654
EyeSense AG – Preferred Shares C	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
Kuros Biosurgery AG – Common Shares	August 10, 2009 – August 28, 2009	2,516,639
Novimmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
Novimmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
Selfrag AG – Class A	December 15, 2011 – September 13, 2013	1,838,064
Spineart SA – Common Shares	December 22, 2010	2,623,329
Zurmont Madison Private Equity, LP	September 13, 2007 – July 8, 2013	13,357,849

		$31,959,141

[4]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities. Details related to affiliated company holdings are as follows:

Name of Issuer	Value as of 12/31/12	Gross Additions	Gross Reductions	Income	Value as of 12/31/13
Aravis Biotech II, LP	$2,001,689	$368,693	$37,909	$—	$3,084,787
EyeSense AG – Preferred Shares C	1,973,579	—	—	—	1,411,990
Ixodes AG – Preferred Shares B	2,294,204	—	—	—	1,291,901
Selfrag AG – Class A	1,062,871	259,189	—	—	935,650
Zurmont Madison Private Equity, LP	12,319,963	876,496	—	—	15,067,184

[5]

The Fund has a fundamental investment policy that prohibits it from investing 25% or more of its total assets in a particular industry. As of December 31, 2013, the Fund had more than 25% of its total assets invested in the pharmaceuticals industry as a result of the appreciation of the value of its existing investments. The Fund will not invest in any additional companies in the industry until such time that the percentage of the Fund’s total assets invested in that industry is below 25%.

*	Cost for Federal income tax purposes is $287,488,688 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$195,491,718
Gross Unrealized Depreciation	(6,892,659)

Net Unrealized Appreciation (Depreciation)	$188,599,059

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (concluded)	December 31, 2013

PORTFOLIO HOLDINGS
% of Net Assets as of 12/31/2013
Common Stocks
Pharmaceuticals	26.55%
Industrial Goods & Services	15.58%
Food & Beverages	15.14%
Biotechnology	12.54%
Banks	7.56%
Personal & Household Goods	5.34%
Medical Technology	4.88%
Insurance	3.18%
Chemicals	2.83%
Energy	1.32%
Construction & Materials	0.84%
Retailers	0.00%
Technology	0.00%
Preferred Stocks
Biotechnology	0.78%
Medical Technology	0.30%
Industrial Goods & Services	0.20%
Private Equity Limited Partnerships	3.85%
Other Assets and Liabilities	-0.89%

100.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities	December 31, 2013

Assets:
Unaffiliated investments, at value (cost $265,517,451)		$454,296,234
Affiliated investments, at value (cost $23,205,757)		21,791,512

Total investments, at value (cost $288,723,208)		476,087,746

Cash		410,567
Foreign currency (cost $26,504,283)*		27,134,763
Tax reclaims receivable		113,073
Prepaid expenses		25,209

Total assets		503,771,358

Liabilities:
Income distributions payable		1,007,486
Capital gains distributions payable		30,010,860
Advisory fees payable		294,025
Directors’ fees payable		163,316
Other fees payable		407,235

Total liabilities		31,882,922

Net assets		$471,888,436

Composition of Net Assets:
Paid-in capital		277,843,472
Distributable earnings
Accumulated net investment income	2,070,025
Accumulated net realized gain from investment and foreign currency transactions	3,982,775
Net unrealized appreciation on investments and foreign currency	187,992,164

Total distributable earnings		194,044,964

Net assets		$471,888,436

Net Asset Value Per Share:
($471,888,436 / 30,529,868 shares outstanding, $0.001 par value; 50 million shares authorized)		$15.46	(a)

*	Consists of 22,736,048 Swiss francs, 1,121,829 euros and 14,584 British pounds.
(a)

The net asset value for financial reporting purposes, $15.46, differs from the net asset value reported on December 31, 2013, $15.39, due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations	For the Year Ended December 31, 2013

Investment Income:
Dividends (less foreign tax withheld of $1,106,205)	$8,528,970

Total income	8,528,970

Expenses:
Investment advisory fees (Note 2)	3,461,057
Directors’ fees and expenses	778,854
Professional fees	545,531
Administration fees	313,245
Custody fees	81,155
Printing and shareholder reports	128,914
Accounting fees	113,307
Transfer agency fees	25,213
Compliance services fees	102,758
Insurance fees	83,390
Miscellaneous expenses	306,098

Total expenses	5,939,522

Net investment income	2,589,448

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investment transactions	34,673,977
Foreign currency transactions	(402,261)
Net change in unrealized appreciation/depreciation from:
Investments	70,931,196
Foreign Currency	640,018

Net Realized and Unrealized Gain on Investments and Foreign Currency	105,842,930

Net Increase in Net Assets from Operations	$108,432,378

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statements of Changes in Net Assets

For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,589,448	$4,974,162
Net realized gain (loss) from:
Investment transactions	34,673,977	1,522,811
Foreign currency transactions	(402,261)	(358,095)
Net change in unrealized appreciation/depreciation from:
Investments	70,931,196	41,863,570
Foreign currency translations	640,018	205,436

Net increase (decrease) in net assets from operations	108,432,378	48,207,884

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	(2,111,695)	(1,951,063)
Net realized capital gain	(31,145,742)	(185,815)

Total distributions to stockholders	(33,257,437)	(2,136,878)

Capital Share Transactions:
Value of shares issued in reinvestment of dividends and distributions	—	12,344,320
Value of shares repurchased through stock buyback	(5,566,067)	—

Total increase (decrease) from capital share transactions	(5,566,067)	12,344,320

Total increase (decrease) in net assets	69,608,874	58,415,326
Net Assets:
Beginning of year	402,279,562	343,864,236

End of year (including accumulated net investment income of $2,070,026 and $1,994,533, respectively)	$471,888,436	$402,279,562

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Years Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at the beginning of the year	$12.99	$11.54	$15.42	$13.39	$14.45

Income from Investment Operations:
Net investment income[1]	0.08	0.16	0.17	0.09	0.06
Net realized and unrealized gain (loss) on investments[2]	3.45	1.42	(2.04)	2.31	(0.53)

Total from investment activities	3.53	1.58	(1.87)	2.40	(0.47)

Gain from capital share repurchases	0.03	—	0.02	0.12	— *
Gain from tender offer	—	—	0.02	—	—
Capital change resulting from the issuance of fund shares	—	(0.06)	(0.07)	—	—

Less Distributions:
Dividends from net investment income and net realized gains from foreign currency transactions	(0.07)	(0.06)	(0.18)	(0.23)	(0.22)
Distributions from net realized capital gains	(1.02)	(0.01)	(1.80)	(0.26)	(0.37)

Total distributions	(1.09)	(0.07)	(1.98)	(0.49)	(0.59)

Net asset value at end of year	$15.46 [3]	$12.99	$11.54	$15.42	$13.39

Market value per share at the end of year	$13.95	$11.29	$9.95	$13.54	$11.62

Total Investment Return[4]:
Based on market value per share	33.10%	14.17%	(13.03)%	20.79%	(1.20)%
Based on net asset value per share	28.18%[3]	13.26%	(11.43)%	19.38%	(2.07)%
Ratios to Average Net Assets:
Net expenses	1.30%	1.44%	1.32%	1.34%	1.23%
Gross expenses	1.30%	1.44%	1.33%[5]	1.38%[5]	1.23%
Net investment income	0.57%	1.32%	1.19%	0.66%	0.47%
Supplemental Data:
Net assets at end of year (000’s)	$471,888	$402,280	$343,864	$467,309	$433,926
Average net assets during the year (000’s)	$456,196	$376,713	$439,369	$424,627	$404,535
Stockholders of record[6]	507	540	579	621	662
Portfolio turnover rate	45%	61%	55%	61%	123%

*	Amount is less than $0.01.
[1]	Calculated using the average shares method.
[2]	Includes net realized and unrealized currency gain and losses.
[3]

The net asset value for financial reporting purposes, $15.46, differs from the net asset value reported on December 31, 2013, $15.39, due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[4]

Total investment return based on market value differs from total investment return based on net assets value due to changes in relationship between Fund’s market price and its net asset value (“NAV”) per share.

[5]	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
[6]	Unaudited.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than sixty days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). The implied volatilities are obtained through several means and are cross-checked. For valuations where divergent information is received, the Fund uses the most conservative volatility (the lowest volatility in the case of long positions and the highest volatility in the case of short positions).

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $29,266,457, or 6.20% of the Fund’s net assets at December 31, 2013, and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of December 31, 2013:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$446,821,289	$—	$5,064,380	$451,885,669
Preferred Stock*	—	—	6,050,106	6,050,106
Private Equity Limited Partnerships	—	—	18,151,971	18,151,971

Total Investments in Securities	$446,821,289	$—	$29,266,457	$476,087,746

*	Please see the Schedule of Investments for industry classifications.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies and private equity limited partnerships that invest in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. At December 31, 2013, the common shares and preferred shares, series B of Novimmune SA, a privately-held company, were valued based on a market approach using the most recent observable round of financing. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in the two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at 12/31/2013	Valuation Technique	Unobservable inputs	Range[1]
Privately-held companies
Medical Technology[2]	$4,167,198	Discounted cash flow	Weighted average cost of capital	12.4%-15%
			Expected compound annual growth rate of revenue (10 years)	27%-47%
Privately-held companies
Biotechnology[3]	$4,719,737	Market approach	Recent round of financing	N/A
Privately-held companies
Biotechnology[4]	$1,291,901	Discounted cash flow	Weighted average cost of capital	16%
			Success rate on research and development	40%
Privately-held companies
Industrial goods & services[5]	$935,650	Discounted cash flow	Weighted average cost of capital	12%-25%
			Success rate on research and development	10%-70%*
			Expected compound annual growth rate of revenue	28%
Private Equity Limited Partnerships
Biotechnology venture	$3,084,787	NAV as a practical expedient	N/A	N/A
Private Equity Limited Partnerships
Industrial buy-out	$15,067,184	NAV as a practical expedient	N/A	N/A

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the success rate on research and development or the expected long-term 10-year revenue growth rate is accompanied by a directionally similar change in fair value. Conversely, a change in the weighted average cost of capital is accompanied by a directionally opposite change in fair value.

[2]	Eyesense AG—Preferred Shares, Kuros Biosurgery AG—Common Shares, Spineart SA—Common Shares were valued based on this technique.

[3]	Novimmune SA Common Shares and Preferred Shares, Series B were valued based on this technique.

[4]	Ixodes Preferred shares were valued based on this technique

[5]	SelFrag AG—Preferred Shares were valued based on this technique.

*	The range of inputs corresponds to different stages of the company’s development. The weighted average succes rate is 35%.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund’s policy is to disclose transfers between Levels based on their market prices at the reporting period end. There were no transfers between Levels for the year ended December 31, 2013.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited Partnerships	Total
Balance as of December 31, 2012	$5,708,671	$7,672,749	$14,321,652	$27,703,072
Change in Unrealized Appreciation/Depreciation*	(644,291)	(1,881,832)	2,615,189	89,066
Net Realized Gain (Loss)	—	—	7,850	7,850
Gross Purchases	—	259,189	1,245,189	1,504,378
Gross Sales	—	—	(37,909)	(37,909)

Balance as of December 31, 2013	$5,064,380	$6,050,106	$18,151,971	$29,266,457

*	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on December 31, 2013.

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. Distributions

The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on the ex-dividend date.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

F. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on equity investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

G. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates

Hottinger Capital Corp. (“HCC”), which is wholly-owned by Banque Hottinger & Cie SA, is the Fund’s investment advisor (the “Advisor”). The Fund pays the Advisor an annual advisory fee based on its month-end net assets which is accrued daily and calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of next $200 million and 0.45% of such assets in excess of $800 million. The Fund paid Banque Hottinger & Cie SA, an affiliated broker-dealer of the Advisor, $32,638 in brokerage commissions for the year ending December 31, 2013.

The Fund and the Advisor have agreed to share equally certain common expenses subject to review by the Audit Committee of the Board. During the year ending December 31, 2013, $7,000 of expenses incurred in connection with publicizing the Fund were shared equally by the Fund and the Advisor.

Certain officers and Directors of the Fund are also officers or directors of HCC and Banque Hottinger & Cie SA. These persons are not paid by the Fund for serving in these capacities.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or the Advisor $40,139 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $53,557 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $45,919. In addition, the Fund pays each disinterested Director $1,300 for each Board meeting attended and pays each disinterested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. The Board or a Committee may establish ad hoc committees or subcommittees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund. In addition, the Fund reimburses Directors who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Note 3—Other Service Providers

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”) provides certain administration and portfolio accounting services to the Fund, American Stock Transfer & Trust Company is the Fund’s transfer agent, and Citibank, N.A. serves as the Fund’s custodian. The Fund pays these service providers an annual fee, which is accrued daily and paid monthly.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 119,222 of the 30,529,868 shares outstanding on December 31, 2013. Transactions in capital shares were as follows:

	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Dividends Reinvested	—	$—	1,166,760	$12,344,320
Repurchased from Buyback	(439,377)	(5,566,067)	—	—

Net Increase (Decrease)	(439,377)	$(5,566,067)	1,166,760	$12,344,320

Note 5—Federal Income Tax and Investment Transactions

As of December 31, 2013, accumulated net investment income and accumulated net realized gain from investments and foreign currency transactions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency transactions.

The following reclassification was the result of currency reclassifications and has no impact on the net assets of the Fund.

Accumulated Net Investment Income	$(402,261)
Accumulated Net Realized Gain	402,261

The tax character of distributions paid during 2013 and 2012 were as follows (see page 38-39 for details):

	2013	2012
Ordinary Income	$6,686,721	$1,951,063
Short-Term Capital Gains	4,575,027	—
Long-Term Capital Gains	26,570,715	185,815

Total	$37,832,463	$2,136,878

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Under current tax law, capital losses realized after October 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year. At December 31, 2013, the Fund had no deferred post-October 2013 capital and currency losses.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. At December 31, 2013, the Fund had no capital loss carryovers.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$4,818,279
Unrealized Appreciation	189,226,685

Total	$194,044,964

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the period ending December 31, 2013 were $202,463,656 and $232,362,309, respectively.

The following summarizes all distributions declared by the Fund during the year ended December 31, 2013:

Distribution	Record Date	Payable Date	Amount
Ordinary Income	7/3/13	7/29/13	$0.03600
Long-Term Capital Gains	7/3/13	7/29/13	$0.03700
Ordinary Income	12/17/13	1/24/14	$0.03300
Short-Term Capital Gains	12/17/13	1/24/14	$0.01100
Long-Term Capital Gains	12/17/13	1/24/14	$0.97200

Total Distributions			$1.08900

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange (“NYSE”) in 1999. The Board authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund’s NAV per share without adversely affecting the Fund’s expense ratio.

On December 11, 2012, the Fund announced a stock repurchase program effective for 2013. Under the program, the Fund was authorized to make open-market repurchases of its common stock of up to 500,000 shares, which was increased to 750,000 shares and announced to the public on September 26, 2013. During the year ended December 31, 2013, the Fund repurchased and retired 439,377 shares at an average price of $12.67 per share (including brokerage commissions) and at a weighted average discount of 13.55%. These repurchases had a total cost of $5,566,067 (including brokerage commissions). This difference between the Fund’s NAV and the price of the repurchases resulted in a $0.03 increase to the Fund’s NAV per share.

The Fund intends to repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Fund to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (concluded)

Note 7—Capital Commitments

As of December 31, 2013, the Fund maintains illiquid investments in two private equity limited partnerships and preferred stock in one privately-held company. These investments appear in the Fund’s Schedule of Investments. The Fund’s capital commitments for these issuers are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*	Fair Value as of December 31, 2013
Private Equity Limited Partnerships—International (a)
Aravis Biotech II, LP	$3,654,149	$439,960	$3,084,787
Zurmont Madison Private Equity, LP	15,740,949	726,237	15,067,184
Preferred Stock—International
SelFrag AG, Class A (b)	281,088	95,119	935,650

*	The original capital commitment represents 3,250,000, 14,000,000 and 250,000 Swiss francs for Aravis Biotech II, LP, Zurmont Madison Private Equity LP and SelFrag AG, respectively. The unfunded commitment represents 391,300, 645,915 and 84,598 Swiss francs, respectively. The Swiss franc (CHF)/U.S. dollar exchange rate as of December 31, 2013 was used for conversion and equals 0.8894.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership. If these investments were held, it is estimated that the underlying assets of each limited partnership would be realized over 3 to 4 years.

(b)	The unfunded commitment for this security represents a capital commitment in a future round of financing, which has been approved by the board of directors of SelFrag AG. The commitment was called for payment as of December 31, 2013.

Note 8—Subsequent Events

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no additional disclosures or adjustments were required to the financial statements as of December 31, 2013 except as follows:

On January 13, 2014, the Fund commenced a self-tender offer (the “Offer”) for up to 4,579,480 of its issued and outstanding shares of common stock (the “Offer”), which represented approximately 15% of the Fund’s issued and outstanding shares as of the commencement of the Offer, at a price per share equal to 95% of the Fund’s NAV determined as of the close of the regular trading session of the NYSE on the business day immediately following the day the Offer expired. The Offer expired at 5:00 p.m., New York time, on February 11, 2014.

Approximately 19,260,691 shares of common stock, or approximately 63% of the Fund’s outstanding shares as of the commencement of the Offer, were properly tendered. The Fund accepted 4,579,480 shares, or approximately 23.8% of the shares tendered, on a prorated basis, for cash payment of $14.93 per share, which represented 95% of the Fund’s NAV per share as of the close of regular trading session of the NYSE on February 12, 2014. The Fund’s acceptance and purchase of those shares had the effect of increasing the Fund’s NAV by $0.14 per share, or 0.89%.

THE SWISS HELVETIA FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Swiss Helvetia Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Swiss Helvetia Fund, Inc. (the “Fund”), including the schedule of investments by industry, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, private equity limited partnerships and private companies. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Swiss Helvetia Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

February 28, 2014

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling 1-888-SWISS-00 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund, the Fund’s portfolio managers and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the

Fund’s portfolio, who help execute the portfolio managers’ decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short-term trading of Swiss equity or equity-linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity-linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

Distributions

The Fund designates 100.0% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

THE SWISS HELVETIA FUND, INC.

Tax Information for the Year Ended December 31, 2013

The amounts may differ from those elsewhere in this report because of difference between tax and financial reporting requirements. For federal income tax purposes, distributions from short-term capital gains are classified as ordinary income. The Fund’s distributions to stockholders of long-

term capital gains included $1,134,882 in connection with the distributions paid July 29, 2013 to stockholders of record on June 24, 2013 and $25,435,833 in connection with the distribution paid January 24, 2014 to stockholders of record on December 17, 2013.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

price increases to a level above the net asset value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

THE SWISS HELVETIA FUND, INC.

Executive Offices

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00

212-332-2760

www.swz.com

A SWISS INVESTMENTS FUND

WWW.SWZ.COM

ANNUAL REPORT

For the Year Ended

December 31, 2013

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer and senior financial officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors (the “Board”) has determined that Messrs. Brian A. Berris, David R. Bock, Richard A. Brealey and Claus Helbig, each a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Each of Messrs. Berris, Bock, Brealey and Helbig is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $73,000 in 2012 and $94,900 in 2013.

(b) There were no audit-related fees billed to the Registrant in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant (collectively the “investment adviser”) which were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $6,200 in 2012 and $6,600 in 2013. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) There were no other fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e) (1) The Registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the Registrant, and certain non-audit services to the investment adviser that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e) (2) No services included in (b)—(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) The aggregate non-audit services billed by the principal accountant for services rendered to the Registrant in the reporting periods were $6,200 in 2012 and $6,600 in 2013. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant’s Audit Committee considers whether the provision of any non-audit services rendered to the investment adviser not pre-approved (not requiring pre-approval) by the Audit Committee is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It is composed of the following Directors, each of who is not an “interested person” as defined in the Investment Company Act of 1940:

Brian A. Berris, Chair

David R. Bock

Richard A. Brealey

Claus Helbig

R. Clark Hooper

Item 6. Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Hottinger Capital Corp. (the “Advisor”), to vote the Registrant’s proxies, upon the instruction of an executive officer of the Registrant, in accordance with Advisor’s proxy voting guidelines and procedures (the “Voting Guidelines”) that provide as follows:

•	The Advisor recommends voting proxies in respect of the Registrant’s securities in the Registrant’s best economic interests and without regard to the interests of the Advisor or any other client of the Advisor.

•	Unless the Advisor’s Proxy Voting Committee (the “Committee”) otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Advisor recommends voting proxies in a manner consistent with the Voting Guidelines.

•	To avoid material conflicts of interest, the Advisor applies the Voting Guidelines in an objective and consistent manner across client accounts. Where a material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Committee recommends voting in accordance with the Voting Guidelines. Where a conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Advisor will disclose the conflict and the Committee’s recommendation of the manner in which to vote to the Registrant’s Audit Committee.

•	The Advisor also may recommend not to vote proxies in respect of securities of any issuer if it determines that it would be in the Registrant’s overall best interests not to vote.

In all instances, the Advisor examines and analyzes the Registrant’s proxies in accordance with the Voting Guidelines. The Advisor then presents its recommendations to an executive officer of the Registrant, who either approves the Advisor’s recommendation or determines if the Registrant will vote its proxy in a different way. The Advisor retains the power to vote the Registrant’s proxies, but will not do so without instruction and approval of an executive officer of the Fund. The Advisor’s Voting Guidelines address how it will recommend voting proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Advisor generally will:

•	support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

•	support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

•	oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PRINCIPAL PORTFOLIO MANAGERS

As of the date of the filing of this Report on Form N-CSR, Messrs. Philippe R. Comby and Rudolf Millisits are primarily responsible for the management of the Registrant’s portfolio.

Mr. Comby has been a portfolio manager of the Registrant since 1999, when he joined the Advisor. Mr. Comby is the Chief Financial Officer and Vice President of the Registrant and Senior Vice President and Treasurer of the Advisor. He also is a Director and the President of Hottinger U.S., Inc., a private holding company affiliated with the Advisor, and a Manager and the Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC, a registered investment adviser affiliated with the Advisor. Mr. Comby has been affiliated with the Hottinger Group since 1994, providing portfolio management and client advisory services. He is a member of the New York Society of Security Analysts, a member of the Global Association of Risk Professionals and a Chartered Financial Analyst.

Mr. Millisits has been a portfolio manager of the Registrant since 1994, when he joined the Advisor. Mr. Millisits is the Chief Executive Officer and Senior Vice President of the Registrant and the Chief Executive Officer, President, Chief Operating Officer and Chief Compliance Officer of the Advisor. He also is the Chairman and Chief Executive Officer of Hottinger U.S., Inc., and a Manager and the President and Chief Financial Officer of Hottinger Brothers, LLC. Mr. Millisits has been affiliated with the Hottinger Group since 1993, providing portfolio management and private banking services. Prior to joining the Hottinger Group, Mr. Millisits was a portfolio manager for private clients for Credit Suisse in New York and Geneva.

PORTFOLIO MANAGEMENT

The Registrant’s portfolio managers manage multiple accounts for a diverse client base, including private clients and institutions.

Material Conflicts Related to Management of Similar Accounts. The potential for conflicts of interest exist when the Advisor or its affiliates and the portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant’s strategy (collectively, “Similar Accounts”). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of a portfolio manager’s management of the Registrant and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the portfolio manager may be perceived as causing accounts he manages to participate in an offering to increase his overall allocation of securities in that offering, or to increase his ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the portfolio manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, the Registrant’s portfolio managers may be perceived to have a conflict of interest because of the number of Similar Accounts, in addition to the Registrant, that they are managing. In addition, the Advisor could be viewed as having a conflict of interest to the extent that the Advisor or its affiliates and/or the portfolio managers have a materially larger investment in a Similar Account than their investment in the Registrant.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Other Accounts Managed by the Portfolio Managers. The chart below includes information regarding the Registrant’s portfolio managers, as of December 31, 2013. Specifically, it shows the number of other portfolios and assets, including the Registrant, managed by the Registrant’s portfolio managers. Neither portfolio manager manages any accounts with respect to which the advisory fee is based on this performance of the account.

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES ($)	OTHER POOLED INVESTMENT VEHICLES ($)	OTHER ACCOUNTS ($)
Philippe Comby	1 (470 million)	0	10 (78 million)
Rudolf Millisits	1 (470 million)	0	10 (78 million)

COMPENSATION FOR THE PORTFOLIO MANAGERS

The portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s strategies.

During the fiscal period covered by this Report on Form N-CSR, the Registrant’s portfolio managers were compensated by a competitive salary and bonus structure, which was determined both quantitatively and qualitatively. Salary and bonus are paid in cash. The portfolio managers are compensated on the performance of the aggregate group of portfolios they manage rather than for a specific fund or account. Various factors are considered in the determination of the portfolio managers’ compensation. All of the portfolios managed by the portfolio managers are comprehensively evaluated to determine each portfolio manager’s positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Advisor’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas; and (v) the performance results of the portfolios managed by the portfolio managers.

Variable bonus is based on the portfolio managers’ quantitative performance as measured by their ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the portfolio manager, by comparison to predetermined benchmarks (for the Registrant, the Swiss Market Index and the Swiss Performance Index) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable), as well as performance relative to peers. The portfolio managers’ bonuses also can be influenced by subjective measurement of the managers’ ability to help others make investment decisions.

OWNERSHIP OF SECURITIES OF THE REGISTRANT

As of December 31, 2013, Mr. Comby and Mr. Millisits owned between $50,001—$100,000 and between $100,001—$500,000 of shares of common stock of the Registrant, respectively.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

On December 11, 2012, the Fund announced a stock repurchase program effective for 2013. Under the program, the Fund was authorized to make open-market repurchases of its common stock of up to 500,000 shares, which was increased to 750,000 shares and announced to the public on September 26, 2013. As of December 31, 2013, the Fund had repurchased 439,377 shares of its common stock. The principal purpose of the Fund’s stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share without creating a meaningful adverse effect on the Fund’s expense ratio. The Fund intends to repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable. The table below summarizes the activity for the year ended December 31, 2013.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
				500,000
01/01/13-01/31/13	-	-	-	500,000
02/01/13-02/28/13	-	-	-	500,000
03/01/13-03/31/13	-	-	-	500,000
04/01/13-04/30/13	-	-	-	500,000
05/01/13-05/31/13	128,304	12.7978	128,304	371,696
06/01/13-06/30/13	168,467	12.5227	168,467	203,229
07/01/13-07/31/13	142,606	12.6480	142,606	60,623
08/01/13-08/31/13	-	-	-	60,623
09/01/13-09/30/13	-	-	-	310,623
10/01/13-10/31/13	-	-	-	310,623
11/01/13-11/30/13	-	-	-	310,623
12/01/13-12/31/13	-	-	-	310,623

Total	439,377	12.6681	439,377	310,623

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to procedures.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes to the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Swiss Helvetia Fund, Inc.

By (Signature and Title)	/s/ Rudolf Millisits
Rudolf Millisits, Chief Executive Officer

Date March 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Rudolf Millisits
Rudolf Millisits, Chief Executive Officer

Date March 4, 2014

By (Signature and Title)	/s/ Philippe R. Comby
Philippe R. Comby, Chief Financial Officer

Date March 4, 2014